Acquisition Of Navios Midstream	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Acquisition of Navios Midstream

NOTE 3: ACQUISITION OF NAVIOS MIDSTREAM

          On December 13, 2018, Navios Acquisition completed the Merger contemplated by the Merger Agreement, dated as of October 7, 2018, by and among Navios Acquisition, its direct wholly-owned subsidiary Merger Sub, Navios Midstream and NAP General Partner. Pursuant to the Merger Agreement, Merger Sub merged with and into Navios Midstream, with Navios Midstream surviving as a wholly-owned subsidiary of Navios Acquisition.

         Navios Acquisition accounted for the Merger “as a business combination achieved in stages” which resulted in the application of the “acquisition method,” as defined under ASC 805 Business Combinations, as well as the recalculation of Navios Acquisition’s previously held equity interest in Navios Midstream to its fair value at the date the controlling interest was acquired and the recognition of a loss in earnings. Under the acquisition method, the consideration paid by Navios Acquisition in connection with the transaction was allocated to Navios Midstream’s net assets based on their estimated fair values as of the completion of the Merger. The excess of the fair value of the identifiable net assets acquired of $123,450 over the total purchase price consideration of $54,499, resulted in a bargain purchase gain in the amount of $68,951.

          As of December 13, 2018, our previously held interest of 58.97% in Navios Midstream with a carrying value of $107,213 was remeasured to a fair value of $31,515, resulting in a loss on acquisition of control in the amount of $75,698 and is presented within, “Equity /(loss) in net earnings of affiliated companies”. Concurrently, the Company recognised $6,777 of accelerated amortization of the deferred gain recognized in relation to the sale of the Nave Celeste and the C. Dream to Navios Midstream in June 2015. The acquisition of the remaining non-controlling interest of 41.03% through the issuance of newly issued shares in Navios Acquisition was recorded at a fair value of $22,984 on the basis of 3,683,284 shares issued at a closing price per share of $6.24 on the day of the Merger.

          The results of operations of Navios Midstream are included in Navios Acquisition’s consolidated statements of operations following the completion of the Merger on December 13, 2018.

          Transaction costs amounted to $2,175 and have been fully expensed in the statement of operations within the caption “General and administrative expenses”.

          If the acquisition had been consummated as of January 1, 2017, Navios Acquisitions’ pro-forma revenues and net loss (income) for the year ended December 31, 2018 would have been $252,189 and $(159,897), respectively, and for the year ended December 31, 2017 would have been $293,949 and $(59,553), respectively. These pro-forma results include non-recurring items directly related to the business acquisition as follows: (a) the loss on acquisition of control in the amount of $75,698; (b) accelerated amortization of the deferred gain recognized in relation to the sale of the Nave Celeste and the C. Dream to Navios Midstream in June 2015 in the amount of $6,777; and (c) the bargain purchase gain in the amount of $68,951. Additionally, pro-forma net income for the year ended December 31, 2018 includes the operations of a vessel that was sold prior to the acquisition and for which no pro-forma adjustments have been made. The unaudited pro forma results are for comparative purposes only and do not purport to be indicative of the results that would have actually been obtained if the acquisition and related financing had occurred at the beginning of the period presented.

          The Navios Midstream acquisition contributed revenues of $5,069 and net loss of $1,630 to Navios Acquisition for the year ended December 31, 2018.

         The following table summarizes the consideration exchanged and the fair value of assets acquired and liabilities assumed on December 13, 2018:

Purchase price:
Fair value of previously held interest (58.97%)	$31,515
Equity issuance (3,683,284 Navios Acquisition shares * $6.24)	22,984

Total purchase price	54,499
Fair value of assets and liabilities acquired:
Vessels	234,000
Current assets (including cash of $25,260)	64,530
Favourable lease terms	36,900
Long term debt assumed (including current portion)	(198,337)
Current liabilities	(13,643)

Fair value of net assets acquired	123,450

Bargain purchase gain	$68,951

          The acquired intangible assets, listed below, as determined at the acquisition date and are amortized under the straight line method over the period indicated below:

	Weighted Average Amortization (years)	Amortization per Year
Favorable lease terms	7.0	$(5,275)

           The following is a summary of the acquired identifiable intangible assets:

Gross Amount
Description
Favorable lease terms	$36,900

The transaction resulted in a bargain purchase gain as a result of the share price of Navios Midstream trading at a discount to their net asset value (“NAV”). The fair value of the vessels was determined based on vessel valuations, obtained from independent third party shipbrokers, which are among other things, based on recent sales and purchase transactions of similar vessels. The fair value of the favorable lease terms (intangible assets) was determined by reference to market data and the discounted amount of expected future cash flows. The key assumptions that were used in the discounted cash flow analysis were as follows: (i) the contracted charter rate of the acquired charter over the remaining lease term compared to (ii) the current market charter rates for a similar contract and (iii) discounted using the Company’s weighted average cost of capital of 9.10%.